UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2020

FRANKLIN FINANCIAL NETWORK, INC.

(FB Financial Corporation, as successor by merger to Franklin Financial Network, Inc.)

(Exact name of registrant as specified in its charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

722 Columbia Avenue

Franklin, Tennessee 37064

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-236-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On January 21, 2020, Franklin Financial Network, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of January 21, 2020 (the “Merger Agreement”), with FB Financial Corporation, a Tennessee corporation (“FB Financial”), and Paisley Acquisition Corporation, a Tennessee corporation and a direct, wholly-owned subsidiary of FB Financial (“Merger Sub”). This Current Report on Form 8-K is being filed in connection with the completion on August 15, 2020 of the transactions contemplated by the Merger Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Pursuant to the terms and conditions set forth in the Merger Agreement, on August 15, 2020, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) and, immediately following the Merger, the Company merged with and into FB Financial, with FB Financial continuing as the surviving corporation (the “Upstream Merger”).

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, no par value per share (the “Franklin Common Stock”), issued and outstanding immediately prior to the Effective Time (except for certain shares of Franklin Common Stock owned by the Company as treasury stock or by FB Financial, as provided in the Merger Agreement) converted into the right to receive (1) 0.9650 shares (the “Exchange Ratio”) of common stock, par value $1.00 per share, of FB Financial (“FB Financial Common Stock”) and (2) $2.00 in cash (the “Per Share Cash Consideration” and, collectively with the FB Financial Common Stock issued pursuant to the preceding clause (1), the “Merger Consideration”).

Further, at the Effective Time:

(i)

Each option to purchase shares of Franklin Common Stock (a “Franklin Option”) outstanding and unexercised immediately prior to the Effective Time became entitled to receive the Merger Consideration in respect of each Net Share (as defined below) of Franklin Common Stock outstanding under the applicable Franklin Option. “Net Shares,” as defined in the Merger Agreement, means the number of shares determined by dividing (a) the product of (1) the excess, if any, of the Per Share Cash Equivalent Consideration (as defined below) over the per share exercise price of the applicable Franklin Option multiplied by (2) the number of shares of Franklin Common Stock subject to the applicable Franklin Option immediately prior to the Effective Time, by (b) the Per Share Cash Equivalent Consideration. The “Per Share Cash Equivalent Consideration,” as defined in the Merger Agreement, means the sum of (a) the product (rounded to the nearest cent) obtained by multiplying (1) the Exchange Ratio by (2) the average of the closing-sale prices of FB Financial Common Stock on the New York Stock Exchange (“NYSE”) as reported by The Wall Street Journal for the five (5) full trading days ending on the trading day preceding the date of closing of the Merger plus (b) the Per Share Cash Consideration.

(ii)

Each award of a share of Franklin Common Stock subject to vesting, repurchase or other lapse restriction (a “Franklin Restricted Stock Award”) and each restricted stock unit award in respect of shares of Franklin Common Stock (a “Franklin RSU Award”) that was outstanding as of December 31, 2019, and remained outstanding as of immediately prior to the Effective Time, vested and was converted automatically into the right to receive the Merger Consideration in respect of each share underlying the applicable Franklin Restricted Stock Award and Franklin RSU Award.

(iii)

Each Franklin Restricted Stock Award and Franklin RSU Award that was granted on or after December 31, 2019 and was outstanding as of immediately prior to the Effective Time was converted automatically into a restricted stock award or a restricted stock unit award, respectively, in respect of a number of shares of FB Financial Common Stock (rounded to the nearest whole share) equal to the product of (a) the total number of shares of Franklin Common Stock subject to the applicable Franklin Restricted Stock Award or Franklin RSU Award immediately prior to the Effective Time multiplied by (ii) the Stock Award Exchange Ratio (as defined below), all on the same terms and conditions (including vesting terms) as applied to the corresponding equity award immediately prior to the Effective Time. The “Stock Award Exchange Ratio” means the sum of (a) the Exchange Ratio and (b) the quotient of (1) the Per Share Cash Consideration divided by (2) the average of the closing-sale prices of FB Financial Common Stock on the NYSE as reported by The Wall Street Journal for the five (5) full trading days ending on the trading day preceding the date of closing of the Merger.

Immediately following the Upstream Merger, Franklin Synergy Bank, a Tennessee state-chartered bank and a wholly owned subsidiary of the Company, merged with and into FirstBank, a Tennessee state-chartered bank and a wholly owned subsidiary of FB Financial (“FirstBank”), with FirstBank continuing as the surviving bank.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 24, 2020, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As a result of the Merger, the Company no longer fulfills the listing requirements of the NYSE. In connection with the closing of the Merger, the Company notified the NYSE that the Merger had been completed and requested that the NYSE (i) suspend trading of the Franklin Common Stock on the NYSE, (ii) withdraw the Franklin Common Stock from listing on the NYSE prior to the open of trading on August 17, 2020, and (iii) file with the SEC a notification of removal from listing on Form 25 to delist the Franklin Common Stock from the NYSE and deregister the Franklin Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Franklin Common Stock will no longer be listed on the NYSE.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Franklin Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Upon the Effective Time, stockholders of the Company immediately prior to the Effective Time ceased to have any rights as stockholders of the Company, other than the right to receive the merger consideration as set forth in the Merger Agreement.

In connection with the Merger, the Company, FB Financial and U.S. Bank, National Association, as Trustee (the “Trustee”) entered into a second supplemental indenture (the “Second Supplemental Indenture”), which became effective simultaneously with the effectiveness of the Merger, to the Indenture, dated as of March 31, 2016, as supplemented by that certain First Supplemental Indenture, dated as of March 31, 2016, by and between the Company and the Trustee (the “Indenture”), pursuant to which the Company issued $40,000,000 of its Fixed-to Floating Rate Subordinated Notes due 2026. Pursuant to the Second Supplemental Indenture, FB Financial assumed the Company’s obligations under the Indenture.

Item 5.01.	Change in Control of Registrant.

The information set forth above under Item 2.01 and below under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As of the Effective Time, the Company’s directors and executive officers ceased serving as directors and executive officers of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

4.1	Second Supplemental Indenture, by and among Franklin Financial Network, Inc., FB Financial Corporation and U.S. Bank, National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2020

FB FINANCIAL CORPORATION (as successor by merger to Franklin Financial Network, Inc.)

By:	/s/ Michael Mettee
Michael Mettee
Interim Chief Financial Officer